AMERICAN GENERAL LIFE INSURANCE COMPANY
                           VARIABLE ANNUITY CONTRACTS
                               SEPARATE ACCOUNT I
                                   OVATION VA
                              OVATION ADVISOR VA
                                OVATION PLUS VA

                   AMERICAN GENERAL LIFE INSURANCE COMPANY
                          VARIABLE ANNUITY CONTRACTS
                          VARIABLE ANNUITY ACCOUNT 9
                                  OVATION VA
                             OVATION ADVANTAGE VA
                              OVATION ADVISOR VA
                               OVATION PLUS VA

                   THE UNITED STATES LIFE INSURANCE COMPANY
                             IN THE CITY OF NEW YORK
                           VARIABLE ANNUITY CONTRACTS
                            SEPARATE ACCOUNT USL A
                                   OVATION VA
                              OVATION ADVISOR VA
                                OVATION PLUS VA

                        SUPPLEMENT DATED MARCH 6, 2019
                  TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

      The purpose of this supplement is to notify Contract owners of the proposed Reorganizations of the AB VPS Growth Portfolio (the "Growth Portfolio") and the AB VPS Value Portfolio (the "Value Portfolio") (collectively Growth Portfolio and Value Portfolio referred to as the "Portfolios"), portfolios of the AB Variable Products Series Fund, Inc. (the "Trust"), into the AB VPS Large Cap Growth Portfolio (the "Large Cap Growth Portfolio") and AB VPS Growth and Income Portfolio (the "Growth and Income Portfolio"), respectively (collectively the Large Cap Growth Portfolio and the Growth and Income Portfolio being referred to as the "Acquiring Portfolios"), also portfolios of the Trust (such combinations referred to hereinafter as the "Reorganizations").

      American General Life Insurance Company and The United States Life Insurance Company in the City of New York received notification that the Board of Directors of the Trust approved the Reorganizations pursuant to which (i) the Growth Portfolio will be merged with and into the Large Cap Growth Portfolio, with the Large Cap Growth Portfolio being the surviving fund and (ii) the Value Portfolio will be merged with and into the Growth and Income Portfolio, with the Growth and Income Portfolios being the surviving fund. All of the assets and liabilities of the Growth and Value Portfolios will be transferred to the respective Acquiring Portfolio in exchange for shares of such Acquiring Portfolio, the total value of which will be equal to the total value of your shares of each of the Growth and Value Portfolios on the Closing Date (as defined below), after which the Growth and Value Portfolios will cease operations.

      The Reorganizations are expected to be consummated at the close of business on or about Friday, April 26, 2019 (the "Closing Date").

      The Acquiring Portfolios are existing investment options under certain of the above Contracts. All Contract account values in the subaccounts supported by the Growth and Value Portfolios will be automatically transferred into the respective Acquiring Portfolio's subaccount.

      At any time before 3:00 p.m. central time one business day prior to the Closing Date (i.e., Thursday, April 25, 2019), you may transfer your Contract account value in the Portfolio's subaccounts to any of the other variable investment options available under the Contracts. You may give us instructions to transfer your account value to another investment option by calling the Annuity Service Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Annuity Service Center at the telephone number shown below.

      If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Portfolio's investment option after 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, April 25, 2019), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, April 29,
2019).

      Any new instruction we receive from a Contract owner before 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, April 25, 2019) that is for any purpose stated in the previous paragraph and is in good order will be honored.

      Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Portfolios (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the respective Acquiring Portfolio.

      Neither our automatic transfer of the proceeds to the Acquiring Portfolios on the Closing Date, nor your transfer of assets out of the Portfolios prior to April 25, 2019 or out of the Acquiring Portfolios within 60 days after the Closing Date (i.e., June 25, 2019), will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

      For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Portfolio's investment option. If you have any questions, please contact our Annuity Service Center at 1-800-255-8402.